UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2019

REPLIMUNE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38596	82-2082553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

18 Commerce Way

Woburn, MA 01801

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (781) 222-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.001 per share	REPL	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.03              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in Item 5.07, on September 4, 2019, at the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Replimune Group, Inc. (the “Company”), the Company’s stockholders approved an amendment to the Third Amended and Restated Certificate of Incorporation of the Company to remove the exclusive federal forum clause and make certain amendments to the exclusive Delaware forum clause.

The Company filed the Certificate of Amendment to Third Amended and Restated Certificate of Incorporation of Replimune Group, Inc. (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware on September 9, 2019. The foregoing summary of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07              Submission of Matters to a Vote of Security Holders.

(a)                                 Replimune Group, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”) on September 4, 2019.

(b)                                 The final voting results on each of the matters submitted to a vote of stockholders at the Annual Meeting are set forth below.

(1)                                 The following director nominees were elected to serve as Class I directors until the Company’s 2022 Annual Meeting of Stockholders and until their successors are duly elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Philip Astley-Sparke	25,886,030	3,929,248	641,075
Kapil Dhingra	26,041,488	3,773,790	641,075
Joseph Slattery	25,960,151	3,855,127	641,075

(2)           The proposal to amend of the Company’s certificate of incorporation as currently in effect was     approved.

Votes For	Votes Against	Votes Abstaining
27,462,303	2,346,355	6,620

(3)                                       The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2020 was ratified.

Votes For	Votes Against	Votes Abstaining
30,456,153	100	100

Item 9.01              Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to Third Amended and Restated Certificate of Incorporation of Replimune Group, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPLIMUNE GROUP, INC.

Date: September 10, 2019	By:	/s/ Philip Astley-Sparke
Philip Astley-Sparke
Executive Chairman

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